                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                December 22, 1999
              Date  of  Report  (Date  of  earliest event reported):




                                 SUPERGEN, INC.
             (Exact name of registrant as specified in its charter)




       Delaware                 0-27628                   91-1841574
    (State or other           (Commission                (IRS Employer
    jurisdiction of           File Number)            Identification No.)
    incorporation)


  TWO ANNABEL LANE, SUITE 220, SAN RAMON, CALIFORNIA         94583
        (Address of principal executive offices)           (Zip Code)





      Registrant's telephone number, including area code: (925) 327-0200

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits
          99.1           Common Stock and Option Purchase Agreement, dated
                         December 21, 1999, between the Registrant and Abbott
                         Laboratories.

          99.2+          Form Registration Rights Agreement

          99.3*          Worldwide Sales, Distribution, and Development
                         Agreement, dated December 21, 1999, between the
                         Registrant and Abbott Laboratories.

          99.4*          U.S. Distribution Agreement, dated December 21,
                         1999, between the Registrant and Abbott Laboratories.

                         ----------------------------

                         * Confidential treatment has been requested for certain portions of these exhibits. Omitted portions have been separately filed with the Securities and Exchange Commission.

                         + Previously filed.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SUPERGEN, INC.



     Date:  March 16, 2000         By:   /s/ Joseph Rubinfeld
                                         -------------------------------------

                                    Joseph Rubinfeld, Ph.D.
                                    Chief Executive Officer, President
                                    and Director

                                                      EXHIBIT INDEX

    Exhibit No.                       Description

      99.1           Common Stock and Option Purchase Agreement, dated
                     December 21, 1999, between the Registrant and Abbott
                     Laboratories.

      99.2+          Form Registration Rights Agreement

      99.3*          Worldwide Sales, Distribution, and Development
                     Agreement, dated December 21, 1999, between the
                     Registrant and Abbott Laboratories.

      99.4*          U.S. Distribution Agreement, dated December 21,
                     1999, between the Registrant and Abbott Laboratories.

                     ----------------------------

                     * Confidential treatment has been requested for certain portions of these exhibits. Omitted portions have been separately filed with the Securities and Exchange Commission.

                     + Previously filed.
